                                                                    EXHIBIT 99.2

[ProxyMed Logo]

                              FOR IMMEDIATE RELEASE


IMPORTANT NOTE: ProxyMed's first quarter 2002 results live teleconference call is accessible by calling 1-800-633-8494 beginning at 2:00 p.m. Eastern Daylight Time on Wednesday, April 24, 2002 and will be simultaneously broadcast on the Internet at www.proxymed.com. Replays of the teleconference call will be available at www.proxymed.com after 4:00 p.m. EDT on April 24th.

Contact:
Judson E. Schmid
Chief Financial Officer
(954) 473-1001, ext. 353
investorrelations@proxymed.com


          PROXYMED ANNOUNCES FIRST QUARTER 2002 REVENUE INCREASE OF 37% AND EBITDA IMPROVEMENT OF $1.2 MILLION OVER SAME QUARTER IN 2001

         FORT LAUDERDALE, FL (Business Wire) April 24, 2002 - ProxyMed, Inc. (Nasdaq: PILL), a leading provider of healthcare transaction processing services, today reported operating results for its first quarter of 2002.

         ProxyMed reported revenues for the first quarter of $11.5 million, an increase of 37% compared to revenues of $8.4 million for the same period of 2001. For the quarter, the Company's profit before interest, taxes, depreciation and amortization (EBITDA) was $0.6 million, compared to an EBITDA loss of $0.5 million a year ago.

         The Company also reported a positive net income (before deemed dividend and other charges) of $0.05 million compared to a net loss (before deemed dividend and other charges) of $3.5 million for the same quarter last year.

         Additionally, for the first quarter of 2002, net loss applicable to common shareholders and net loss per share were $0.6 million and $0.11, respectively, compared to a net loss of $5.9 million and net loss per share of $4.23 for the first quarter of 2001. Weighted average shares outstanding for the quarters ended March 31, 2002 and 2001 were 5,114,596 and 1,401,262, respectively.

         "In the first quarter, we achieved positive net income (before the non-cash deemed dividend charge related to conversions of our Series C preferred stock after year end) and EPS for the first time in the Company's history. This is a historic milestone for ProxyMed. With over $29 million of cash currently in the bank, no debt on our balance sheet, and a simplified capital structure, we are in our strongest financial position ever," said Judson E. Schmid, ProxyMed's chief financial officer.

         First quarter operating highlights include:

         CORPORATE

         o Completed the conversion of almost 99% of the outstanding Series C Preferred Stock into common shares pursuant to a Conversion Offer commencing in December 2001. (A non-cash, deemed dividend charge of $0.6 million for the shares converted in 2002 is reflected in the loss applicable to common shareholders for the first quarter of 2002.)

         o Repaid in full a $7.0 million promissory note related to the May 2001 acquisition of the assets of MDP Corporation.

         o Entered into an agreement to sell $25.0 million of common stock to four companies affiliated with General Atlantic Partners, LLC, a private equity investment fund, in a private placement transaction that closed on April 5, 2002.

         ELECTRONIC HEALTHCARE TRANSACTION PROCESSING

         o Processed 26.4 million financial and clinical transactions through ProxyNet(R), ProxyMed's secure, proprietary, national healthcare information network, representing an increase of 65% over the same quarter last year.

         o Formed a partnership with Hill Physicians Medical Group to provide connectivity services to one of the largest IPAs in the country.

         o Launched the web-based PreScribe(R) refill authorization service through PROXYMED.COM.

         o        Added 4 new payers and 10 strategic partners.

         LABORATORY COMMUNICATION SOLUTIONS

         o Entered into a preferred partnership and joint marketing agreement with ARUP Laboratories to market our PROXYLAB(SM) order entry and results reporting system to over 1,000 hospitals.

         o        Added 28 new accounts.

         o Enrolled 800 physician offices for our FleetWatch(SM) monitoring service.

         Michael K. Hoover, ProxyMed's chairman and chief executive officer said, "I am extremely pleased with our continued core growth. One of our strongest growth potentials is from cross-selling opportunities to our existing physician base. With the clean-up of our capital structure now complete, and with the addition of General Atlantic Partners as a new strategic investment partner, we can now make additional investments to accelerate core growth, while moving ahead with our strategic expansion plans to add new services and markets."



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

ABOUT PROXYMED - WHERE HEALTHCARE CONNECTS(TM)

ProxyMed solves the business problems of physician offices every day by automating their financial, administrative and clinical transactions with healthcare institutions. To facilitate these services, ProxyMed operates ProxyNet(R), its secure, proprietary national electronic information network, which provides physicians and other healthcare providers with direct connectivity to one of the industry's largest list of payers, the largest list of chain and independent pharmacies and the largest list of clinical laboratories. ProxyMed exceeds customer expectations through our expertise, proven methodologies and dedication to service excellence.

Note: THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT REFLECT OUR CURRENT ASSUMPTIONS AND EXPECTATIONS REGARDING FUTURE EVENTS. WHILE THESE STATEMENTS REFLECT OUR CURRENT JUDGMENT, THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM PROJECTED RESULTS DUE TO A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO THE SOUNDNESS OF OUR BUSINESS STRATEGIES RELATIVE TO THE PERCEIVED MARKET OPPORTUNITIES; OUR ABILITY TO SUCCESSFULLY IDENTIFY AND INTEGRATE ACQUISITION CANDIDATES; OUR ABILITY TO SUCCESSFULLY DEVELOP, MARKET, SELL, CROSS-SELL, INSTALL AND UPGRADE OUR CLINICAL AND FINANCIAL TRANSACTION SERVICES AND APPLICATIONS TO CURRENT AND NEW PHYSICIANS, PAYERS, MEDICAL LABORATORIES AND PHARMACIES; OUR ABILITY TO COMPETE EFFECTIVELY ON PRICE AND SUPPORT SERVICES; OUR ASSESSMENT OF THE HEALTHCARE INDUSTRY'S NEED, DESIRE AND ABILITY TO BECOME TECHNOLOGY EFFICIENT; AND OUR ABILITY AND THAT OF OUR BUSINESS ASSOCIATES TO COMPLY WITH VARIOUS GOVERNMENT RULES REGARDING HEALTHCARE AND PATIENT PRIVACY. THESE AND OTHER RISK FACTORS ARE MORE FULLY DISCUSSED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH WE STRONGLY URGE YOU TO READ. WE EXPRESSLY DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. WHEN USED, THE WORDS "BELIEVES," "ESTIMATED," "EXPECTS," "ANTICIPATES," "MAY" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.

MORE INFORMATION ON PROXYMED IS AVAILABLE ON ITS HOME PAGE AT http://www.proxymed.com.




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

                         PROXYMED, INC. AND SUBSIDIARIES
                Consolidated Statements of Operations (unaudited)




                                                           Three Months Ended March 31,
                                                         ---------------------------------
                                                             2002                 2001
                                                         ------------         ------------
Revenues                                                 $ 11,503,100         $  8,402,900
                                                         ------------         ------------
Costs and expenses:
     Cost of sales                                          5,379,500            3,326,500
     Selling, general and administrative expenses           5,492,900            5,625,000
     Operating depreciation and amortization (1)              469,000              437,500
                                                         ------------         ------------
        Total operating costs and expenses (1)             11,341,400            9,389,000
                                                         ------------         ------------

        Operating income (loss), as adjusted (1)              161,700             (986,100)

Acquisition-related amortization charges                      (99,500)          (2,582,300)
Interest income (expense), net                                (13,400)             101,200
                                                         ------------         ------------
        Net income (loss)                                      48,800           (3,467,200)

Deemed dividends and other charges                            611,700            2,461,100
                                                         ------------         ------------

        Net loss applicable to common shareholders       $   (562,900)        $ (5,928,300)
                                                         ============         ============

Basic and diluted loss per share:                        $      (0.11)        $      (4.23)
                                                         ============         ============

Basic and diluted weighted average shares outstanding       5,114,596            1,401,262
                                                         ============         ============

EBITDA                                                   $    630,700         $   (548,600)
                                                         ============         ============


(1) Excludes acquisition-related amortization charges related to other intangibles


                         PROXYMED, INC. AND SUBSIDIARIES
                         Segment Information (unaudited)



                                                            Three Months Ended March 31,
                                                         ---------------------------------
                                                             2002                2001
                                                         ------------         ------------
Revenues:
     Electronic healthcare transaction processing        $  5,278,000         $  2,721,600
     Laboratory communication solutions                     6,225,100            5,681,300
                                                         ------------         ------------
                                                         $ 11,503,100         $  8,402,900
                                                         ============         ============

EBITDA:
     Electronic healthcare transaction processing        $    516,300         $   (468,700)
     Laboratory communication solutions                       747,600            1,120,200
     Corporate and consolidating                             (633,200)          (1,200,100)
                                                         ------------         ------------
                                                         $    630,700         $   (548,600)
                                                         ============         ============




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
                         PROXYMED, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheet (unaudited)



                                                                               March 31,           December 31,
                                                                                 2002                  2001
                                                                             -------------         -------------
                                   Assets
Current assets:
     Cash and cash equivalents                                               $   5,168,000         $  12,601,000
     Accounts receivable - trade, net                                            5,642,400             5,588,800
     Other receivables                                                             146,600                88,800
     Inventory                                                                   3,454,700             3,351,100
     Other current assets                                                          672,000               330,600
                                                                             -------------         -------------
        Total current assets                                                    15,083,700            21,960,300
Property and equipment, net                                                      3,857,700             3,831,700
Goodwill, net                                                                    7,960,400             7,960,400
Purchased technology, capitalized software and other intangibles, net            2,065,000             2,075,800
Other assets                                                                        53,300                53,300
                                                                             -------------         -------------
        Total assets                                                         $  29,020,100         $  35,881,500
                                                                             =============         =============

                    Liabilities and Stockholders' Equity

Current liabilities:
     Note payable                                                            $          --         $   7,000,000
     Accounts payable and accrued expenses                                       5,117,000             5,344,600
     Deferred revenue and other current liabilities                                601,000               222,300
                                                                             -------------         -------------
        Total current liabilities                                                5,718,000            12,566,900
Long-term deferred revenue and other long-term liabilities                         381,000               442,100
                                                                             -------------         -------------
        Total liabilities                                                        6,099,000            13,009,000
                                                                             -------------         -------------
Stockholders' equity:
     Series C 7% Convertible preferred stock                                            --                   300
     Common stock                                                                    5,100                 4,900
     Additional paid-in capital                                                120,276,400           120,276,500
     Accumulated deficit                                                       (97,174,500)          (97,223,300)
     Note receivable from stockholder                                             (185,900)             (185,900)
                                                                             -------------         -------------
        Total stockholders' equity                                              22,921,100            22,872,500
                                                                             -------------         -------------

        Total liabilities and stockholders' equity                           $  29,020,100         $  35,881,500
                                                                             =============         =============



                         PROXYMED, INC. AND SUBSIDIARIES
                Consolidated Statement of Cash Flows (unaudited)



                                                                         Three Months Ended March 31,
                                                                       ---------------------------------
                                                                           2002                 2001
                                                                       ------------         ------------
Cash flows from operating activities:
     Net income (loss)                                                 $     48,800         $ (3,467,200)
     Adjustments to reconcile net income (loss) to net cash
         used in operating activities:
            Depreciation and amortization                                   568,500            3,019,800
            Provision for (recovery of) doubtful accounts                   (34,300)              30,400
            Provision for obsolete inventory                                 60,000               48,600
            Compensatory stock options and warrants                              --              325,000
            Changes in assets and liabilities, net of
               effect of acquisitions and dispositions:
                Accounts and other receivables                              (90,800)            (461,600)
                Inventory                                                  (163,600)            (171,800)
                Prepaid expenses                                           (340,800)            (224,900)
                Accounts payable and accrued expenses                        11,900             (285,000)
                Deferred revenue                                             94,100               52,200
                Other, net                                                  (20,800)               3,100
                                                                       ------------         ------------
         Net cash provided (used in) operating activities                   133,000           (1,131,400)
                                                                       ------------         ------------

Cash flows from investing activities:
     Acquisition of business, net of cash acquired                               --           (3,000,000)
     Capital expenditures                                                  (412,400)            (240,100)
     Capitalized software                                                  (138,100)                  --
     Payments for acquisition-related costs                                      --               (3,800)
                                                                       ------------         ------------
         Net cash used in investing activities                             (550,500)          (3,243,900)
                                                                       ------------         ------------

Cash flows from financing activities:
     Payment of note payable related to acquisition of business          (7,000,000)                  --
     Dividends on preferred stock                                                --               (1,600)
     Collections on notes receivable                                         13,700                8,400
     Preferred stock conversion offer costs                                    (200)                  --
     Payment of capital leases                                              (29,000)             (25,600)
                                                                       ------------         ------------
         Net cash used in financing activities                           (7,015,500)             (18,800)
                                                                       ------------         ------------

Net decrease in cash and cash equivalents                                (7,433,000)          (4,394,100)
Cash and cash equivalents at beginning of period                         12,601,000            8,841,100
                                                                       ------------         ------------
Cash and cash equivalents at end of period                             $  5,168,000         $  4,447,000
                                                                       ============         ============









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